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                 AMENDMENT NO. 1 TO THE STOCKHOLDER'S AGREEMENT

                                     BETWEEN

                    UCAR INTERNATIONAL INC. AND GRAFTECH INC.

         The Stockholder's Agreement between UCAR International Inc. and Graftech Inc. (the "Stockholder's Agreement") is hereby amended, in accordance with the following:

          1. The following Section 3.3 is hereby added:

         "3.3 NO RESTRICTIONS OR OBLIGATIONS. Nothing contained in this Section 3 shall restrict UCAR from purchasing securities of the Company other than as provided in this Section 3 or obligate UCAR to purchase securities of the Company under this Section 3."

          2. Section 4.4(a) is hereby amended in its entirety to read as follows:

         "(a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section
4.1 or 4.2 (which includes, for purposes of this Section 4, the IPO), the Company will indemnify and hold harmless, and will, if so requested by UCAR, agree in any underwriting agreement entered into in connection with such registration that it will indemnify and hold harmless, UCAR, each Affiliate of UCAR and their respective directors, officers, employees and general and limited partners (and the directors, officers, employees, affiliates and controlling Persons thereof), each Person who participates as an underwriter in the offering or sale of securities covered by such registration offered or sold by UCAR and each other Person, if any, who controls UCAR or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties") against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement relating to such registration, any preliminary, final or summary prospectus contained therein, any amendment or supplement thereto, or any document incorporated therein by reference or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made or (iii) any breach or violation or alleged breach or violation of any representation, warranty or agreement made by the Company contained in such underwriting agreement (including representations, warranties and agreements made jointly, or jointly and severally, with UCAR or others, which representations, warranties and agreements shall, for purposes hereof, be deemed and construed to have been made solely and exclusively by the Company) and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon any untrue statement or alleged

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untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, in any amendment or supplement thereto, or in any document incorporated therein by reference in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof (and, for purposes of this Section 4, no information shall be deemed to have been so provided by UCAR, including information resulting from participation by directors, officers or employees of UCAR in meetings or document reviews or information derived from UCAR's accounting, business or other records or files, unless it specifically refers to this Section 4.4(a) and specifically states that it has been so provided); and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of such securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 4.4, with respect to any preliminary prospectus, final prospectus or final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold such securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the Transfer of such securities by UCAR".

          3. Section 4.4(f) is hereby amended by adding the following sentence:

"Notwithstanding the preceding sentences of this Subsection 4.4(f), no provision of an underwriting agreement shall supersede or replace this Section 4.4 as between UCAR and the Company unless it specifically mentions this Subsection 4.4(f) and specifically provides that it shall so supersede or replace this
Section 4.4."

          4. Section 7.2 is hereby amended to read in its entirety as follows:

                  "7.2 FINANCIAL INFORMATION. The Company shall provide and shall cause its Subsidiaries to provide all accounting, financial, business and other information to UCAR when and as UCAR may request so as to enable UCAR to, among other things, comply with orders and agreements, prepare financial statements, budgets, projections and analyses, have financial statement audits and reviews completed, comply with due diligence requests from existing or prospective lenders, investors and strategic partners, comply with public reporting obligations and perform customary investor relations activities, pursue and defend claims, lawsuits and investigations, and any other proper purpose. The Company shall, when and as requested by UCAR, fully and timely cooperate with UCAR in undertaking and completing any and all of the foregoing activities. The obligations of the Company under this Section 7.2 shall not apply as to information relating to periods after UCAR ceases to own or hold directly or indirectly 20% or more of the then outstanding shares of Common Stock. For purposes of this Section 7.2, the term "information" shall include copies of and access to books, records, files, accounts, facilities and premises and interviews and discussions with, certifications by and reviews of information

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(within the meaning hereof) by directors, officers and employees of the
Company and its Subsidiaries."

          5. The following Section 7.6 is hereby added:

                  "7.6 UCAR AND POLICIES. The Company shall adopt and observe generally accepted accounting principles as applied by UCAR from time to time, shall adopt and observe tax accounting practices as applied and tax elections made by UCAR from time to time and shall adopt and observe UCAR's corporate policies and procedures as in effect from time to time (including corporate policies and procedures relating to health and safety, records retention, business ethics, insider trading, environmental protection, authorization limits, authorization approvals, budgeting and planning, and business reporting), in each case unless otherwise approved in writing by UCAR. The obligation of the Company under this Section 7.6 shall terminate at such time as UCAR ceases to own or hold directly or indirectly 20% or more of the then outstanding shares of Common Stock."

          6. The definition of "Graftech Business" in Section 1.1 is hereby amended to read in its entirety as follows:

                  "GRAFTECH BUSINESS" shall mean the development, manufacture and sale of natural, acid-treated and flexible graphite products."

          7. Section 3.1 is hereby amended to read in its entirety as follows:

                  "3.3 GENERAL. So long as UCAR owns or holds directly or indirectly 20% or more of the then outstanding shares of Common Stock, UCAR shall have the right to receive, 30 days prior to any issuance by the Company (an "Issuance") of any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock (other than (i) non-qualified employee stock options which cannot and do not vest prior to the third anniversary of the effective date of the registration statement filed with the SEC relating to the IPO (the "Effective Date"), (ii) non-qualified director stock options which cannot and do not vest prior to the earlier of such third anniversary or that time at which UCAR ceases to own or hold directly or indirectly 20% or more of the then outstanding shares of Common Stock (collectively with such non-qualified employee stock options, "Permitted Options") or (iii) in connection with the IPO) to any Person (a "Recipient") notification in writing of the proposed Issuance to the proposed Recipient and shall have the right (the "Preemptive Right") to subscribe for and purchase additional shares of Common Stock at the same price and upon the same terms and conditions as those to be issued in the Issuance to the Recipient such that, immediately after giving effect to the Issuance to the Recipient and exercise of the Preemptive Right, the shares of Common Stock owned directly or indirectly by UCAR (rounded to the nearest whole share) shall represent the same percentage of the aggregate number of shares of Common Stock outstanding on a fully diluted basis as was owned directly or indirectly by UCAR immediately prior to the Issuance to the Recipient. The Company shall take and cause to be taken any and all necessary or appropriate actions to fully observe and perform this Section
3. Any Issuance in breach or violation of this Section 3 shall be void."



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          8. Section 8.1(a) is hereby deleted in its entirety.

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         IN WITNESS WHEREOF, each of the undersigned has executed this
Amendment No. 1 as of the date of the Stockholder's Agreement.

                                      UCAR INTERNATIONAL INC.

                                      By:
                                      Name:
                                      Title:

                                      GRAFTECH INC.

                                      By:
                                      Name:
                                      Title: